Exhibit 32.2



              Certification of Periodic Report


I,  Christine A. Tsingos, Chief Financial Officer of Bio-Rad
Laboratories,  Inc.  (the "Company"), certify,  pursuant  to
Section  906  of the Sarbanes-Oxley Act of 2002,  18  U.S.C.
Section 1350, that:


(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13 of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 6,2004         /s/Christine A. Tsingos
        -------------         -----------------------
                              Christine A. Tsingos
                              Chief Financial Officer

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